Exhibit 10.7

EXECUTION VERSION

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

COMMERCIAL SUPPLY AGREEMENT

(Epanova™ Softgels)

This Commercial Supply Agreement (“Agreement”) is made as of this 16th day of July, 2012 (“Effective Date”), by and between Omthera Pharmaceuticals, Inc., a Delaware corporation, with a place of business at 707 State Road, Princeton, NJ, 08540 (“Client”), and Catalent Pharma Solutions GmbH, Riedstrasse 1, 6330 Cham, Switzerland (“Catalent”).

RECITALS

A.            Client is a company that develops, markets and sells pharmaceutical products;

B.            Catalent is a leading provider of advanced technologies, and development, manufacturing and packaging services for pharmaceutical, biotechnology and consumer healthcare companies;

C.            Client desires to engage Catalent to provide certain services to Client in connection with the processing of Client’s Product, and Catalent desires to provide such services, all pursuant to the terms and conditions set forth in this Agreement.

THEREFORE, in consideration of the mutual covenants, terms and conditions set forth below, the parties agree as follows:

ARTICLE 1

DEFINITIONS

The following terms have the following meanings in this Agreement:

1.1          “Acknowledgement” has the meaning set forth in Section 4.3.

1.2          “Affiliate(s)” means, with respect to Client or any third party, any corporation, firm, partnership or other entity that controls, is controlled by or is under common control with such entity; and with respect to Catalent, Catalent Pharma Solutions, Inc. and any corporation, firm, partnership or other entity controlled by it.  For the purposes of this definition, “control” means the ownership of at least 50% of the voting share capital of an entity or any other comparable equity or ownership interest.

1.3          “Agreement” has the meaning set forth in the introductory paragraph, and includes all its Attachments and other appendices (all of which are incorporated herein by reference) and any amendments to any of the foregoing made as provided herein or therein.

1.4          “API” means Client’s proprietary combination of DHA and EPA free fatty acids (Omefas®), as further described in the Specifications, that have been released by Client and provided to Catalent, along with a certificate of analysis, as provided in this Agreement.

1.5          “Applicable Laws” has the meaning set forth in Attachment C.

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

1.6          “Batch” means a defined quantity of Product that has been or is being Processed in accordance with the Specifications and approved Batch records.

1.7          “Catalent” has the meaning set forth in the introductory paragraph, or any successor or permitted assign.  Catalent shall have the right to cause any of its Affiliates to perform any of its obligations hereunder, and Client shall accept such performance as if it were performance by Catalent.

1.8          “Catalent Defective Processing” has the meaning set forth in Section 5.2.

1.9          “Catalent Indemnitees” has the meaning set forth in Section 13.2.

1.10        “Catalent Background IP” has the meaning set forth in Article 11.

1.11        “Certificate of Analysis” means a written document, signed by an authorized QA / QP representative of Catalent, listing the items tested, Specifications, testing methods and test results for a specific Batch of Product.

1.12        “Certificate of Compliance” means a written document, signed by an authorized QA / QP representative of Catalent, certifying that a specific Batch of Product was manufactured in accordance with the Specifications, cGMP, other Applicable Laws, and the requirements set forth in this Agreement and each applicable Quality Agreement.

1.13        “cGMP” means current Good Manufacturing Practices promulgated by the Regulatory Authorities in the jurisdictions included in Applicable Laws (as applicable to Client and Catalent respectively).  In the United States, this includes 21 C.F.R. Parts 210 and 211, as amended; and in the European Union, this includes 2003/94/EEC Directive (as supplemented by Volume 4 of Eudra Lex published by the European Commission) as amended, if and as implemented in the relevant constituent country.

1.14        “Client” has the meaning set forth in the introductory paragraph, or any successor or permitted assign.

1.15        “Client Indemnitees” has the meaning set forth in Section 13.1.

1.16        “Client Inventions” has the meaning set forth in Article 11.

1.17        “Client Background IP” has the meaning set forth in Article 11.

1.18        “Client-supplied Materials” means any materials to be supplied by or on behalf of Client to Catalent for Processing, as provided in Attachment A, including API and reference standards.

1.19        “Commencement Date” means the date of the first shipment from the Facility of the first Batch of Product commercially distributed by Client.

1.20        “Confidential Information” has the meaning set forth in Section 10.1.

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

1.21        “Contract Year” means each consecutive 12 month period beginning on the Commencement Date or anniversary thereof, as applicable.

1.22        “Defective Product” has the meaning set forth in Section 5.2.

1.23        “Discloser” has the meaning set forth in Section 10.1.

1.24        “Effective Date” has the meaning set forth in the introductory paragraph.

1.25        “Exception Notice” has the meaning set forth in Section 5.2.

1.26        “Facility” means Catalent’s or its Affiliates facility located in St. Petersburg, Florida, Eberbach, Germany, Schorndorf, Germany, or Winchester, Kentucky; or such other facility as agreed by the parties in writing.

1.27        “Free Fatty Acid Technology” means Client’s proprietary technology developed prior to or otherwise outside the scope of this Agreement, whether or not patented or patentable, for the particular Type A gel composition of matter and formulation and the particular capsule coating composition of matter and formulation provided by or on behalf of Client to Catalent for use in manufacturing the Product pursuant to the terms and conditions of this Agreement.

1.28        “Firm Commitment” has the meaning set forth in Section 4.2.

1.29        “Invention” has the meaning set forth in Article 11.

1.30        “Losses” has the meaning set forth in Section 13.1.

1.31        “Process” or “Processing” means the compounding, filling, encapsulating, coating, printing, producing, bulk packaging and if agreed by the parties,  secondary or retail packaging of Client-supplied Materials and Raw Materials into Product by Catalent, in accordance with the Specifications and under the terms of this Agreement.

1.32        “Processing Date” means the day on which the first step of physical Processing, defined as encapsulation, occurs.

1.33        “Process Inventions” has the meaning set forth in Article 11.

1.34        “Product” means the bulk pharmaceutical coated and printed softgels containing Client’s proprietary API as defined above, using the Softgel Technology, and as more specifically described in the Specifications.

1.35        “Product Maintenance Services” has the meaning set forth in Section 2.2.

1.36        “Purchase Order” has the meaning set forth in Section 4.3.

1.37        “Technical Quality Agreement” has the meaning set forth in Section 9.6.

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

1.38        “Raw Materials” means all raw materials, supplies, components and packaging necessary to manufacture and ship Product in accordance with the Specifications, but excluding Client-supplied Materials.

1.39        “Recall” has the meaning set forth in Section 9.5.

1.40        “Recipient” has the meaning set forth in Section 10.1.

1.41        “Regulatory Approval” means any approvals, permits, product and/or establishment licenses, registrations or authorizations, including approvals pursuant to U.S. New Drug Applications and Abbreviated New Drug Applications (or equivalent non-U.S. filings, such as European marketing authorization applications), as applicable, of any Regulatory Authorities that are necessary or advisable in connection with the development, manufacture, testing, use, storage, exportation, importation, transport, promotion, marketing, distribution or sale of API or Product in the Territory.

1.42        “Regulatory Authority” means the international, federal, state or local governmental or regulatory bodies, agencies, departments, bureaus, courts or other entities in the Territory that are responsible for (A) the regulation (including pricing) of any aspect of pharmaceutical or medicinal products intended for human use or (B) health, safety or environmental matters generally.  In the United States, this includes the United States Food and Drug Administration; and in the European Union, this includes the European Medicines Agency.

1.43        “Representatives” of an entity mean such entity’s duly-authorized officers, directors, employees, agents, accountants, attorneys or other professional advisors.

1.44        “Review Period” has the meaning set forth in Section 5.2.

1.45        “Rolling Forecast” has the meaning set forth in Section 4.2.

1.46        “Sample” has the meaning set forth in Section 5.1.

1.47        “Softgel Technology” means Catalent’s proprietary technology developed prior to or otherwise outside the scope of this Agreement, whether or not patented or patentable, for the manufacture of softgels for various uses, including the oral administration of pharmaceutically active ingredients (including health and nutritional substances).  The Softgel Technology includes proprietary know how relating to […***…].  For clarity, Softgel Technology does not include the Free Fatty Acid Technology.

1.48        “Specifications” means the procedures, requirements, standards, quality control testing and other data and the scope of services as set forth in Attachment A, as modified from time to time in accordance with Article 8.

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

1.49        “Term” has the meaning set forth in Section 16.1.

1.50        “Territory” means worldwide; it being specified that Catalent shall not be obliged to Process the Product for sale in any of such countries if it is prevented from doing so due to any restrictions (such as embargoes) imposed on it by any Regulatory Authorities.

1.51        “Unit Pricing” has the meaning set forth in Section 7.1(A).

1.52        “Vendor” has the meaning set forth in Section 3.2(B).

ARTICLE 2

 PROCESSING & RELATED SERVICES

2.1          Supply and Purchase of Product.  Catalent shall Process Product in accordance with the approved Batch records, Specifications, cGMP, Applicable Laws and the terms and conditions of this Agreement.  For […***…] years following the Commencement Date, Client and its Affiliates shall purchase exclusively from Catalent all of Client’s and its Affiliates’ requirements of Product in the Territory in accordance with the terms and conditions of this Agreement, and during […***…] following the Commencement Date […***…], Client and its Affiliates shall purchase from Catalent a minimum of […***…] of Client’s and its Affiliates’ requirements of Product in the Territory in accordance with the terms and conditions of this Agreement; provided however, in the event the parties are unable to qualify […***…] as a secondary manufacturing Facility for the coating and printing of the softgels, due to technical or regulatory reasons despite using good faith commercially reasonable efforts, then Client shall have the option of qualifying and using a third party as a manufacturing facility for the coating and printing of the softgels only. Client will also have the option to qualify a third party as a secondary softgel manufacturing facility for the Product, however Client shall only be permitted to source commercial supply from such third party softgel manufacturing facility (a) as expressly provided above in this Section 2.1 or (b) in the event Catalent is unable to supply  Product on the terms set forth in this Agreement from any of its approved Facilities.   The parties mutually agree to discuss in good faith pricing and other terms related to secondary packaging of Product Processed by Catalent.

2.2          Product Maintenance Services.  Client will receive the following product maintenance services (the “Product Maintenance Services”):  […***…].  For avoidance of doubt, the following services and items are not included in Product Maintenance Services: […***…].

2.3          Other Related Services.  Catalent shall provide such Product-related services, other than Processing or Product Maintenance Services, as agreed to in writing by the parties from time to

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

time.  Such writing shall include the scope and fees for any such services and be appended to this Agreement.  The terms and conditions of this Agreement shall govern and apply to such services.

2.4          Sub-contractors.  All third parties and sub-contractors of Catalent require written approval by Client excluding those used to provide clinical supplies or those who are part of the IND or IMPD.

2.5          Joint Business Reviews.  The parties agree to meet […***…] as required by the Parties, to discuss their respective activities under this Agreement.

ARTICLE 3

MATERIALS

3.1          Client-supplied Materials.

A.            Client shall supply to Catalent for Processing, at Client’s cost, all Client-supplied Materials, including API reference standards, in quantities sufficient to meet Client’s requirements for Product under this Agreement.  Client shall deliver such items and associated certificates of analysis to the Facility no later than […***…] days (but not earlier than […***…] days before […***…].  Client shall be responsible at its expense for securing any necessary export or import, or similar clearances or permits required in respect of such supply. Catalent will provide reasonable support in obtaining such permits and customs clearance. Catalent shall use such items solely for Processing and in accordance with all Applicable Laws and Specifications.  Prior to delivery of any such items, Client shall provide to Catalent a copy of all associated material safety data sheets, safe handling instructions and health and environmental information, and shall promptly provide any updates thereto. MSDS will be supplied at the signing of this Agreement.

B.            Following receipt of Client-supplied Materials, Catalent shall inspect such items to verify their identity and provide, at a minimum and as mutually agreed in the Specifications, ID, peroxide value, and anisidine value testing of each lot of Client’s API.  Unless otherwise expressly required by the Specifications, Catalent shall have no obligation to test such items to confirm that they meet the associated specifications or certificate of analysis or otherwise; but in the event that Catalent detects a nonconformity with Specifications, Catalent shall give Client prompt notice of such nonconformity.  Catalent shall at all times use, handle and store the Client-supplied Materials in accordance with all Applicable Laws, the documentation provided by Client pursuant to Section 3.1.A hereof and any other written instructions from Client agreed by Catalent.

C.            Catalent shall not be liable for any defects in Client-supplied Materials, or in Product as a result of defective Client-supplied Materials, except to the extent such defects arise out of Catalent’s negligence, willful misconduct or failure to properly perform the foregoing obligations.  Catalent shall follow Client’s reasonable written instructions in respect of return or disposal of any defective Client-supplied Materials, at Client’s cost; provided that any replacement, return or disposal of defective Client-supplied Materials shall be at Catalent’s cost if the defects arise out of Catalent’s negligence, willful misconduct or failure to properly perform its obligations hereunder.  Catalent’s liability hereunder, if any, shall be limited as set forth in Article 14.

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

D.            Client shall retain title to Client-supplied Materials at all times and shall bear the risk of loss thereof until […***…].

3.2          Raw Materials.

A.            Catalent shall be responsible for procuring, inspecting and releasing adequate Raw Materials as necessary to meet the Firm Commitment, unless otherwise agreed to by the parties in writing.  In the event that any Raw Material becomes subject to purchase lead time beyond the Firm Commitment time frame, the parties will negotiate in good faith an appropriate amendment to this Agreement, including Section 4.2.  In the event that Catalent is unable to procure the Raw Materials in a timely manner due to no fault of Catalent, then the parties will work together in good faith to resolve the issue and such inability shall not be deemed a breach of this Agreement.

B.            In the event of (i) a Specification change for any reason, (ii) obsolescence of any Raw Material or (iii) termination or expiration of this Agreement, Client shall bear the cost of any unused Raw Materials (including packaging), so long as Catalent purchased such Raw Materials in quantities consistent with Client’s most recent Firm Commitment and the Vendor’s minimum purchase obligations, if any, and Catalent has complied with its supply obligations under Article 4 relating to the applicable event described in clauses (i) — (iii) that resulted in such Raw Materials being unused.  Notwithstanding the foregoing, Client shall be responsible for all Raw Materials, Product, and work in process for Product that is ordered in a Firm Commitment. Catalent shall use reasonable efforts to return or use such Raw Materials for other products.

3.3          Artwork and Labeling.  Client shall provide or approve, prior to the procurement of applicable Raw Material, all artwork, advertising and labeling information necessary for Processing, if any.  Catalent shall apply all such artwork, advertising and labeling information in accordance with Client’s written instructions.  Such artwork, advertising and labeling information is and shall remain the exclusive property of Client, and Client shall be solely responsible for the content thereof.  Without limiting the foregoing, such artwork, advertising and labeling information or any reproduction thereof may not be used or reproduced by Catalent in any manner not expressly authorized in writing by Client or for any purpose other than the performance of Catalent’s obligations hereunder.

ARTICLE 4

MINIMUM COMMITMENT, PURCHASE ORDERS & FORECASTS

4.1          Minimum Requirement.  During […***…] years following the Commencement Date, Client shall purchase, at a minimum, the number of units of Product set forth on Attachment B (“Minimum Requirement”).  If Client does not purchase such Minimum Requirement during […***…] years following the Commencement Date, then within 30 days after the end of such period, Client shall pay Catalent an amount equal to […***…].  For example, […***…]

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

[…***…].  As another example, […***…].

4.2          Forecast.   Within the first 5 calendar days of each calendar month, beginning […***…], Client shall furnish to Catalent a written […***…] month rolling forecast of the quantities of Product that Client intends to order from Catalent during such period (“Rolling Forecast”). The […***…] months of such Rolling Forecast shall constitute a binding order for the quantities of Product specified therein (“Firm Commitment”), for […***…] months, Client shall purchase at least […***…], and the following […***…] months of the Rolling Forecast shall be non-binding, good faith estimates.  Notwithstanding the foregoing, […***…].

4.3          Purchase Orders.

A.            From time to time as provided in this Section 4.3(A), Client shall submit to Catalent a binding, non-cancelable purchase order for Product specifying the number of Batches to be Processed, the Batch size (to the extent the Specifications permit Batches of different sizes) and the requested delivery date for each Batch (“Purchase Order”).  Concurrently with the submission of each Rolling Forecast, Client shall submit a Purchase Order for the Firm Commitment.  Purchase Orders for quantities of Product […***…] shall be submitted by Client at least […***…] days in advance of the delivery date requested in the Purchase Order.

B.            Promptly and in no event more than five (5) calendar days following receipt of a Purchase Order, Catalent shall issue to Client a written acknowledgement (“Acknowledgement”) of its receipt of such Purchase Order.  Each Acknowledgement shall indicate whether Catalent accepts or rejects the applicable Purchase Order.  Catalent may reject a Purchase Order only if such Purchase Order has not been delivered in accordance with the terms and conditions of this Agreement and Catalent has contacted Client regarding the issue prior to rejection of such Purchase Order.  Including Section 4.3.A. above, and in such event, the Acknowledgement for such Purchase Order shall set forth the basis for Catalent’s rejection.  In the event a Purchase Order is accepted, the Acknowledgment shall either confirm the delivery date set forth in the Purchase Order or set forth a reasonable alternative delivery date, and shall include the Processing Date.  Catalent shall modify the delivery date as mutually agreed by the parties of any Purchase Order in excess of the Firm Commitment or otherwise not given in accordance with this Agreement.

C.            Notwithstanding Section 4.3(B), Catalent shall use commercially reasonable efforts to supply Client with quantities of Product which are up to […***…] in excess of the quantities specified in the Firm Commitment, subject to Catalent’s other supply commitments and manufacturing, packaging and equipment capacity.  During […***…]

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

[…***…], the parties agree that they will work together in good faith to manage Product demand.

D.            In the event of a conflict between the terms of any Purchase Order or Acknowledgement and this Agreement, the terms of this Agreement shall control.

4.4          Catalent’s Cancellation of Purchase Orders.  If Client refuses or fails to timely supply conforming Client-supplied Materials in accordance with Section 3.1 and notwithstanding Section 4.5, Catalent reserves the right to cancel all, or any part of, a Purchase Order upon written notice to Client, and Catalent shall have no liability or further obligations to supply Product to Client under such Purchase Order.  Any such cancellation of Purchase Orders shall not constitute a breach of this Agreement by Catalent nor shall it absolve Client of its obligation in respect of the Minimum Requirement; provided, that the foregoing shall in no event be deemed to limit or derogate from Catalent’s other duties and obligations unrelated to such Purchase Order under this Agreement.

4.5          Client’s Modification or Cancellation of Purchase Orders.

A.            Client may modify the delivery date or quantity of Product in a Purchase Order only by submitting a written change order to Catalent at least 30 calendar days in advance of the earliest Processing Date covered by such change order.  Such change order shall be effective and binding against Catalent only upon the written approval of Catalent, and notwithstanding the foregoing, Client shall remain responsible for the Firm Commitment.

B.            Notwithstanding any amounts due to Catalent under Section 4.4 or Section 4.1, if Client fails to place Purchase Orders sufficient to satisfy the Firm Commitment, Client shall pay to Catalent in accordance with Article […***…].

C.            Neither changes to nor postponement of any Batch of Product, nor the payment of the fees described in this Section 4.5, will reduce or in any way affect Client’s Minimum Requirement obligations set forth in Section 4.1 as set forth on Attachment B unless such changes or postponement are due solely to Catalent’s negligence or willful misconduct.

4.6          Unplanned Delay or Elimination of Processing.  Catalent shall use commercially reasonable efforts to meet the Purchase Orders, subject to the terms and conditions of this Agreement.  Catalent shall provide Client with as much advance notice as practicable if Catalent determines that any Processing will be delayed or eliminated for any reason.

4.7          Observation of Processing.  In addition to Client’s audit right pursuant to Section 9.4, Client may send, at its expense, up to […***…] to the Facility to observe Processing […***…], upon at least 10 business days’ prior notice, at reasonable times during regular business hours.  Such representatives shall abide by all Catalent safety rules and other applicable employee policies and procedures, and Client shall be responsible for such compliance.  Client shall indemnify and hold harmless Catalent for any action, omission or other activity of such representatives while on Catalent’s premises.  Client’s representatives shall be required to sign Catalent’s standard visitor confidentiality agreement

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

prior to being allowed access to the Facility.  For avoidance of doubt, Client shall not incur any additional services, Processing or other fees from Catalent in connection with its exercise of the foregoing observation right.

ARTICLE 5

TESTING; RELEASE

5.1          Batch Release.  After Catalent completes Processing of a Batch, Catalent shall also provide Client or its designee with a Certificate of Analysis, Certificate of Origin, and a Certificate of Compliance for such Batch.  Issuance of a Certificate of Analysis, Certificate of Origin, and a Certificate of Compliance by Catalent constitutes release of the Batch by Catalent to Client.  Client shall be responsible for final release of Product, at its cost to the market.  In addition, Catalent agrees to provide a Certificate of Analysis, a Certificate of Compliance, and a Certificate of Origin, for in process uncoated softgels.

5.2          Testing; Rejection.  No later than […***…] days after receipt of the Batch and all relevant Batch documentation as required under Section 5.1 (“Review Period”), Client or its designee shall notify Catalent whether the Batch conforms to Specifications.  Upon receipt of notice from Client that a Batch meets Specifications, or upon failure of Client to respond by the end of the Review Period, the Batch shall be deemed accepted by Client and Client shall have no right to reject such Batch. If Client or its designee timely notifies Catalent in writing (an “Exception Notice”) that a Batch does not conform to the Specifications or otherwise does not meet the warranty set forth in Section 12.1 (“Defective Product”), and provides a sample of the alleged Defective Product, Catalent shall conduct an appropriate investigation to determine whether or not it agrees with Client that Product is Defective Product and to determine the cause of any nonconformity.  If the Product is determined by Catalent or pursuant to Section 5.3 below to be Defective Product and the cause of nonconformity is attributable to […***…] (“Catalent Defective Processing”), then Section 5.4 shall apply.  For avoidance of doubt, where the cause of nonconformity cannot be determined or assigned, it shall be deemed not Catalent Defective Processing.

5.3          Discrepant Results.  If the parties disagree as to whether Product is Defective Product and/or whether the cause of the nonconformity is Catalent Defective Processing, and this is not resolved within 30 days of the Exception Notice date, the parties shall promptly agree upon a mutually acceptable independent third party to review the records test data and perform comparative tests and/or analyses on samples of the alleged Defective Product and its components, including Client-supplied Materials,.  The results as to whether or not Product is Defective Product and the cause of any nonconformity shall be final and binding.  Unless otherwise agreed to by the parties in writing, the costs associated with such testing and review shall be borne by Catalent if Product is Defective Product attributable to Catalent Defective Processing, and by Client in all other circumstances.

5.4          Defective Processing.  Catalent shall, at its option, either (A) replace at its cost another Batch of Product (as a replacement for any Batch of Defective Product attributable to Catalent Defective Processing) using Client-supplied Materials provided at Client’s  cost or (B) credit any payments made by Client for such Batch.  EXCEPT IN CASES OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, THE OBLIGATION OF CATALENT TO REPLACE CATALENT

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

DEFECTIVE PROCESSING IN ACCORDANCE WITH THE SPECIFICATIONS OR CREDIT PAYMENTS MADE BY CLIENT FOR DEFECTIVE PRODUCT ATTRIBUTABLE TO CATALENT DEFECTIVE PROCESSING SHALL BE CLIENT’S SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT FOR DEFECTIVE PRODUCT AND IS IN LIEU OF ANY OTHER WARRANTY, EXPRESS OR IMPLIED.

ARTICLE 6

DELIVERY

6.1          Delivery.  Catalent shall deliver Product ExWorks (Incoterms 2010) the Facility promptly following Catalent’s release of Product.  Catalent shall segregate and store all Product until tender of delivery.  Title and Risk of loss to Product shall transfer to Client upon Catalent’s tender of delivery.  Client shall qualify at least two carriers to ship Product and then designate the priority of such qualified carriers to Catalent within the first two years following approval.  In the event that a second carrier has not yet been qualified and the primary carrier is unable to ship such Product the Parties will agree to ship with an un-qualified carrier at Client’s risk.  Catalent will provide all agreed documents for export of Product.

6.2          Storage Fees.  If Client fails to take delivery of any Product on any scheduled delivery date, Catalent shall store such Product and Client shall be invoiced on the first day of each month following such scheduled delivery for reasonable storage costs.  Catalent shall charge Client […***…] for storage costs starting on […***…].

ARTICLE 7

PAYMENTS

7.1                               Fees.  In consideration for Catalent performing services hereunder:

A.            Client shall pay Catalent the unit pricing for Product set forth on Attachment B, to be attached hereto and mutually agreed upon by the parties after the manufacturing process used hereunder has been transferred to all Facilities (“Unit Pricing”).  Catalent shall submit an invoice to Client for such fees upon tender of delivery of Product as provided in Section 6.1.

B.            Client shall pay Catalent upon approval of the Product the annual fees for Product Maintenance Services set forth on Attachment B.  Catalent shall submit an invoice to Client for such fees upon the date on which the parties agree upon Attachment B as provided under Section 7.1.A above and upon each anniversary of the Effective Date during the Term.

C.            Other Fees.  Client shall pay Catalent for all other fees and expenses of Catalent owing in accordance with the terms of this Agreement, including pursuant to Sections 2.3, 4.1, 6.2 and 16.3.  Catalent shall submit an invoice to Client for such fees in accordance with the terms and conditions of this Agreement, and otherwise as and when appropriate.

7.2          Unit Pricing Adjustments. The Unit Pricing shall be adjusted on an annual basis taking into account such factors as (but not limited to): […***…].  For Product Manufactured in, and supplied from a Facility in the USA any such adjustment shall be effective on each anniversary date of the Effective Date, upon 90

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

days prior written notice from Catalent to Client prior to such anniversary date in accordance with the increase in the Producer’s Price Index […***…], as published by the US Department of Labor, Bureau of Statistics.  For Product Manufactured in and supplied from a Facility in Germany, the mechanism above shall be applied using the PPI index […***…].

7.3          Payment Terms.  Payment of all Catalent invoices shall be due 30 days after the date of invoice.  Client shall make payment in local currency (i.e. Euros for Product Processed in Germany; US dollars for Product Processed in the US), and otherwise as directed in the applicable invoice.  If any payment is not received by Catalent by its due date, then Catalent may, in addition to any other remedies available at equity or in law, charge interest on the outstanding sum from the due date (both before and after any judgment) at […***…] per month until paid in full (or, if less, the maximum amount permitted by Applicable Laws). Client shall not be obligated to timely pay any invoice disputed in good faith until such dispute is resolved.

7.4          Taxes.  As of the Effective Date, there are no applicable duties, sales, use, gross receipts or value added taxes (“Taxes”) that have been imposed.  However, in the event that such Taxes become applicable, Client shall be responsible for all Taxes that are imposed as a result of, or measured by, Catalent’s supply of Product or performance of services hereunder (excluding tax based on net income and franchise taxes), and Client shall reimburse Catalent for all such taxes paid by Catalent.

7.5          Client and Third Party Expenses.  Except as may be expressly covered by Product Maintenance Service fees, Client shall be responsible for 100% of its own and all third-party expenses associated with the development, Regulatory Approvals and commercialization of Product, including regulatory filings and post-approval marketing studies.

ARTICLE 8

CHANGES TO SPECIFICATIONS

8.1          All Specifications and any changes thereto agreed to by the parties from time to time shall be in writing, dated and signed by the parties.  No change in the Specifications shall be implemented by Catalent, whether requested by Client or requested or required by any Regulatory Authority, until the parties have agreed in writing to such change, the implementation date of such change, and any increase or decrease in costs, expenses or fees associated with such change (including any change to Unit Pricing).  Catalent shall respond promptly to any request made by Client for a change in the Specifications, and both parties shall use commercially reasonable, good faith efforts to agree to the terms of such change in a timely manner.  As soon as possible after a request is made for any change in Specifications, Catalent shall notify Client of the costs associated with such change and shall provide such supporting documentation as Client may reasonably require, and such change shall be implemented only to the extent that Catalent and Client mutually agree to and execute the required written amendment, setting forth in writing the scope of such changes (including the allocation of the costs thereof).  If there is a conflict between the terms of this Agreement and the terms of the Specifications, this Agreement shall control; provided, that the Specifications shall control as to technical and scientific matters.

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

ARTICLE 9

RECORDS; REGULATORY MATTERS

9.1          Recordkeeping.  Catalent shall maintain complete and accurate Batch, laboratory data, reports and other technical records relating to Processing in accordance with all Applicable Laws and Catalent standard operating procedures.  Such information shall be maintained for a period of at least 5 years from the relevant finished Product expiration date or longer if required under Applicable Laws or the Quality Agreement and shall be accessible to Client for its review upon reasonable written request during such time.

9.2          Regulatory Compliance.  Catalent shall obtain and maintain all permits, licenses, registrations, and certifications required by any Regulatory Authority to permit Catalent to perform its obligations under this Agreement, including with respect to general Facility operations required by any Regulatory Authority in each jurisdiction in which Catalent Processes Product.  Catalent shall make such permits, licenses, registrations and certifications available to Client or its designees under a confidentiality agreement with Catalent, for inspection in accordance with Section 9.4 below.  Client shall obtain and maintain all other Regulatory Approvals, including those necessary for Catalent to commence Processing. Upon written request, Client shall provide Catalent with a copy of any Regulatory Approvals required to distribute, market and sell Product in the Territory.  If Client is unable to provide such information, Catalent shall have no obligation to deliver Product to Client, notwithstanding anything to the contrary in this Agreement.  During the Term, Catalent will assist Client with all regulatory matters relating to Processing, at Client’s request and expense (there should be only additional cost to client if document does not exist or extra work is required).  The parties intend and commit to cooperate to allow each party to satisfy its obligations under Applicable Laws relating to Processing under this Agreement.

9.3          Governmental Inspections and Requests.  Catalent shall promptly advise Client of any communications from any Regulatory Authority that impacts or changes or may reasonably and negatively impact the Processing of Product under this Agreement, or if an authorized agent of any Regulatory Authority notifies Catalent that it intends to or does visit the Facility for the purpose of reviewing the Processing, Catalent shall promptly notify Client of such requests.  Catalent shall within 15 business  days after its receipt of any report issued by such Regulatory Authority to Catalent following such visit, provide to Client a copy of such report issued by such Regulatory Authority received by Catalent following such visit, redacted as appropriate to protect any confidential information of Catalent and Catalent’s other customers.  Client acknowledges that it may not direct the manner in which Catalent fulfills its obligations to permit inspection by and to communicate with Regulatory Authorities.  Client shall reimburse Catalent for all reasonable and documented direct costs associated with inspections by Regulatory Authorities solely and directly related to the Product, such as Pre-Approval inspections.  Catalent shall permit Client to review unredacted observations specific to the Product at the Facility.  Client retains the right to be on the Catalent premises during Regulatory Inspections with respect to the Product.

9.4          Client Facility Audits.  During the Term, Client’s Representatives shall be granted access upon at least 15 business days’ prior notice, at reasonable times during regular business hours, to (A) the portion of the Facility where Catalent performs Processing, (B) relevant personnel involved in Processing and (C) Processing records described in Section 9.2, in each case solely

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

for the purpose of verifying that Catalent is Processing in accordance with cGMPs, the Specifications and the Product master Batch records.  Client may not conduct an audit under this Section […***…]; provided, that additional inspections may be conducted in the event […***…].  Client’s Quality Assurance Manager or its designee will arrange Client audits with Catalent Quality Management.  Audits shall be designed to minimize disruption of operations at the Facility.  Client’s Representatives who are not duly authorized officers or employees shall be required to sign Catalent’s standard visitor confidentiality agreement prior to being allowed access to the Facility.  Such Representatives shall comply with the Facility’s rules and regulations.  Client shall indemnify and hold harmless Catalent for any action or activity of such Representatives while on Catalent’s premises.

9.5          Recall.  If a Regulatory Authority orders or requires the recall of any Product supplied hereunder or if either Catalent or Client believes a recall, field alert, Product withdrawal or field correction (“Recall”) may be necessary with respect to any Product supplied under this Agreement, the party receiving the notice from the Regulatory Authority or that holds such belief shall promptly notify the other party in writing.  Catalent will not act to initiate a Recall without the express prior written approval of Client, unless otherwise required by Applicable Laws.  With respect to any Recall, Catalent shall provide all necessary cooperation and assistance to Client, the cost of which assistance shall be borne by Client unless it is determined that the cause of such action results from or arises out of a breach by Catalent of its obligations under this Agreement, Catalent’s violation of Applicable Laws or Catalent’s negligence or willful misconduct.   Client shall provide Catalent with an advance copy of any proposed submission to a Regulatory Authority in respect of any Recall, and shall consider in good faith any comments from Catalent.  The cost of any Recall shall be borne by Client, and Client shall reimburse Catalent for expenses incurred in connection with any Recall provided, that if such Recall is caused by Catalent’s breach of its Processing or related obligations under this Agreement, Catalent’s violation of Applicable Laws or Catalent’s negligence or willful misconduct, then such cost shall be borne by Catalent.  Except in cases of gross negligence or willful misconduct, for purposes of this Section 9.5, such Catalent cost shall be limited to reasonable, actual and documented administrative direct costs incurred by Client for such Recall and if applicable, replacement of the Product (including the costs of any additional Client-supplied Materials for such replacement Product) subject to Recall both in accordance with Article 5.  If requested by Client, Catalent shall replace such affected Products as soon as reasonably practicable and as set forth in Article 5.

9.6          Technical Quality Agreement.  Within 3 months after the Effective Date, and in any event prior to the first Processing of Product hereunder, the parties shall negotiate in good faith and enter into mutually acceptable applicable technical quality agreements for the services (the “Quality Agreements”).  Among other things, the Quality Agreement will set forth reporting requirements for out-of-specification results.  The Quality Agreements in no way determine liability or financial responsibility of the parties for the responsibilities set forth therein.  In the event of a conflict between any of the provisions of this Agreement and the Quality Agreements with respect to quality-related activities, including compliance with cGMP, the provisions of the Quality Agreements shall govern.   In the event of a conflict between any of the provisions of this Agreement and the Quality Agreements with respect to any commercial matters, including

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

allocation of risk, liability and financial responsibility, the provisions of this Agreement shall govern.

ARTICLE 10

CONFIDENTIALITY AND NON-USE

10.1        Definition.  As used in this Agreement, the term “Confidential Information” includes all information furnished by or on behalf of Catalent or Client (the “Discloser”), its Affiliates or any of its or their respective Representatives, to the other party (the “Recipient”), its Affiliates or any of its or their respective Representatives, whether furnished before, on or after the Effective Date and furnished in any form, including written, verbal, visual, electronic or in any other media or manner and information acquired by observation or otherwise during any site visit at the other party’s facility.  Confidential Information includes all proprietary technologies, know-how, trade secrets, discoveries, inventions and any other intellectual property (whether or not patented), analyses, compilations, business or technical information and other materials prepared by either party, their respective Affiliates, or any of its or their respective Representatives, containing or based in whole or in part on any information furnished by the Discloser, its Affiliates or any of its or their respective Representatives.  Confidential Information also includes the existence of this Agreement and its terms; provided, that Client shall be permitted to disclose the existence and terms of this Agreement to actual and potential investors, lenders, acquirers and strategic partners, and their respective attorneys, accountants and advisors, in connection with any proposed financing, sale or other strategic transaction involving Client subject to prior written notice to Catalent and subject to confidentiality restrictions governing Client’s disclosure to such third parties and third parties use of such Confidential Information no less stringent than those herein.  Client shall be liable for such disclosure and all authorized and unauthorized use of such Confidential Information by the above referenced third parties.

10.2        Exclusions.  Notwithstanding Section 10.1, Confidential Information does not include information that (A) is or becomes generally available to the public or within the industry to which such information relates other than as a result of a breach of this Agreement, (B) is already known by the Recipient at the time of disclosure as evidenced by the Recipient’s written records, (C) becomes available to the Recipient on a non-confidential basis from a source that is entitled to disclose it on a non-confidential basis or (D) was or is independently developed by or for the Recipient without reference to the Confidential Information of the Discloser as evidenced by the Recipient’s written records.

10.3        Mutual Obligation.  The Recipient agrees that it will not use the Discloser’s Confidential Information except in connection with the performance of its obligations hereunder and will not disclose, without the prior written consent of the Discloser, Confidential Information of the Discloser to any third party, except as expressly permitted herein; provided, that the Recipient may disclose the Discloser’s Confidential Information to any of its Affiliates and its or their respective Representatives that (A) need to know such Confidential Information for the purpose of performing under this Agreement, (B) are advised of the contents of this Article and (C) are bound to the Recipient by obligations of confidentiality at least as restrictive as the terms of this Article.  Each party shall be responsible for any breach of this Article by its Affiliates or any of its or their respective Representatives.

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

10.4        Permitted Disclosure.  The Recipient may disclose the Discloser’s Confidential Information to the extent required by law or regulation; provided, that prior to making any such legally required disclosure, the Recipient shall give the Discloser as much prior notice of the requirement for and contents of such disclosure as is practicable under the circumstances.  Any such disclosure, however, shall not relieve the Recipient of its obligations contained herein.

10.5        No Implied License.  Except as expressly set forth in Section 10.1, the Recipient will obtain no right of any kind or license under any Confidential Information of the Discloser, including any patent application or patent, by reason of this Agreement.  All Confidential Information will remain the sole property of the Discloser, subject to Article 11.

10.6        Return of Confidential Information.  Upon expiration or termination of this Agreement, the Recipient will (and will cause its Affiliates and its and their respective Representatives to) cease its use and, upon written request, within 30 days either return or destroy (and certify as to such destruction) all Confidential Information of the Discloser, including any copies thereof, except for a single copy which may be retained for the sole purpose of ensuring compliance with its obligations under this Agreement.

10.7        Survival.  The obligations of this Article will terminate 5 years from the expiration or termination of this Agreement, except with respect to trade secrets, for which the obligations of this Article will continue for so long as such information remains a trade secret under applicable law.

ARTICLE 11

INTELLECTUAL PROPERTY

11.1           General Statement of Ownership.  All rights to and interests in Softgel Technology and Catalent’s Confidential Information, existing as of the Effective Date or developed at any time outside the scope of services performed under this Agreement (collectively, “Catalent Background IP”), (i) shall remain vested solely in Catalent and no right or interest therein is transferred or granted to Client under this Agreement, and (ii) may be used by Catalent in providing services to any third party.  All rights to and interests in Free Fatty Acid Technology, the API and Client’s Confidential Information and all intellectual property rights and embodiments thereof owned or controlled by or developed or otherwise owned or controlled by Client outside the scope of this Agreement (collectively, “Client Background IP”) shall remain vested solely in Client and no right or interest therein is transferred or granted to Catalent under this Agreement, and Catalent shall not permit the Client Background IP to be used by Catalent or any third party, except for use in performing services hereunder or as expressly set forth herein.

11.2       Ownership of Inventions.  As between Client and Catalent, all inventions, processes, know how, trade secrets, data, improvements, developments, patent applications and patents which are characterized, conceived, developed, derived, discovered, generated, identified, first reduced to practice or otherwise made, as the case may be, by employees, servants or agents of Client and/or Catalent in the performance of a Quotation or other obligations under this Agreement (collectively, “Inventions”) shall be:

A.            The sole property of Client if the Invention (i) is developed solely by employees or agents of Client, (ii) relates to Free Fatty Acid Technology, (iii) relates to Client Background

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

IP, (iv) is developed in reliance on Client’s Confidential Information, Fatty Acid Technology, the API or Client Background IP or (iii) directly relates to Client’s patented API (including its use, formulation, manufacture, method of administration and dosage) (“Client Inventions”); and

B.            The sole property of Catalent if the Invention is not a Client Invention and (i) is developed solely by employees or agents of Catalent, (ii) relates to Softgel Technology, (iii) relates to Catalent Background IP; or (iv) relates to developing, formulating, manufacturing, filling, processing, packaging, analyzing or testing pharmaceutical products generally (“Softgel Inventions”). For the avoidance of doubt, all softgel fill formulations and manufacturing processes developed by Catalent in connection with the Services that are not Client Inventions will constitute Softgel Inventions.

Except as otherwise expressly provided in Sections 11.2A and B, ownership of all Inventions shall follow inventorship.

11.3        Patentable Inventions.  In case any Inventions are patentable:

A.            The party owning such Invention shall have the right, in its sole discretion, to determine the patent strategy for such Invention, which may include not obtaining patent protection in a particular country or any country; provided, that in the case of any jointly owned Invention, the parties shall mutually cooperate to determine the patent strategy for such Invention, and neither party shall file any patent application covering such Invention without the other party’s prior written consent;

B.            Subject to Section 11.3A above, the party owning such Invention shall notify the other party in writing at least ninety (90) days prior to filing any patent application covering such Invention;

C.            The party not owning an Invention shall cooperate with the other party and/or its attorneys upon reasonable request, at the expense of the other party, in (i) properly filing and prosecuting patent applications, (ii) vesting title herein provided and (iii) providing non-financial assistance in enforcing any patents resulting from such patent applications; and

D.            The cost of filing, prosecuting, maintaining, defending and enforcing patent applications and patents for Inventions will be borne by the owner of the Invention.

11.4        Assignment of Rights. Each of Client and Catalent hereby assigns, and to the extent not assignable at present, shall, and does hereby, assign, and shall cause its Affiliates, employees, consultants and agents to so assign, to the other party, without additional compensation, such worldwide right, title and interest in and to the applicable Inventions and all intellectual property rights therein as is necessary to fully effect the ownership provisions set out in this Article 11.  Each of Client and Catalent shall, if so requested by the other party, execute all such documents and do all such other acts and things as may be reasonably required to comply with this Article 11 to vest in the appropriate party all intellectual property rights in the relevant Inventions and shall procure execution by any named inventor of all such documents as may reasonably be required by the other party in connection with any related patent application.

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

ARTICLE 12

REPRESENTATIONS AND WARRANTIES

12.1        Catalent.  Catalent represents, warrants and undertakes to Client that:

Catalent represents, warrants and undertakes to Client that unless otherwise agreed to by the parties in a Quotation:

A.            At the time of delivery by Catalent to the designated carrier hereunder, (i) the Product shall have been manufactured in accordance with all Applicable Laws, (ii)  the Product shall not be adulterated, misbranded or mislabeled within the meaning of Applicable Laws; provided, however, that Catalent shall not be liable any misbranding or mislabeling due to any labeling, instructions or package insert text provided to Catalent by Client or its Affiliates in writing, (iii) the API or other materials if applicable that are provided by Client, (iv) the Product is accompanied by all documentation required under the terms of this Agreement, and (v) the Product will be conveyed to Client will good title and free of all security interests, liens and encumbrances; and

B.            It has obtained or will obtain and will maintain in effect through the term of this Agreement, at its sole cost and expense, all necessary licenses, permits, certifications and approvals legally required to operate the Facility and provide the Processing services as required herein; and

C.            Catalent is and has not been debarred and, to the best of Catalent’s knowledge, is not subject to any pending debarment.  Catalent further represents and warrants that it will not use, in connection with the performance of any services under this Agreement, any person or entity that it knows has been debarred pursuant to any Applicable Laws or which is subject to any pending debarment proceedings; and

D.            Catalent has the right to enter into this Agreement.

12.2        Client.  Client represents, warrants and undertakes to Catalent that:

A.            at the time of delivery to Catalent, all Client-supplied Materials shall have been produced in accordance with Applicable Laws, shall comply with all applicable specifications, including the Specifications, shall not be adulterated, misbranded or mislabeled within the meaning of Applicable Laws, and shall have been provided in accordance with the terms and conditions of this Agreement;

B.            the content of all artwork provided to Catalent shall comply with all Applicable Laws;

C.            all Product delivered to Client by Catalent shall be held, used and disposed of by or on behalf of the Client in accordance with all Applicable Laws, and Client will otherwise comply with all laws, rules, regulations and guidelines applicable to Client’s performance under this Agreement;

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

D.            Client will not release any Batch of Product if the required Certificate of Conformance indicates that Product does not comply with the Specifications or if Client does not hold all necessary Regulatory Approvals to market and sell the Product;

E.            Client has all necessary authority to use and to permit Catalent to use pursuant to this Agreement all intellectual property related to Product or Client-supplied Materials (including artwork), and the Processing of the foregoing, including any copyrights, trademarks, trade secrets, patents, inventions and developments; and to the best of Client’s knowledge  there are no patents owned by others related to the Client Background IP utilized with the Product that would be infringed or misused by Client’s performance of the Agreement; and, to its knowledge, no trade secrets or other proprietary rights of others related to the Client Background IP utilized with the Product that would be infringed or misused by Client’s performance of this Agreement; and

F.             Catalent’s performance of the services to be performed by Catalent in accordance with the terms and conditions of this Agreement will not violate or infringe upon any trademark, tradename, copyright, patent, trade secret, or other intellectual property or other right held by any person or entity; and

G.            Client has all authorizations and permits required to deliver API (or have delivered) to Catalent’s Facility; and

H.            Client has the right to enter into this Agreement

12.3        Limitations.  THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE ARE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES MADE BY EACH PARTY TO THE OTHER PARTY, AND NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND WHATSOEVER, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 13

INDEMNIFICATION

13.1        Indemnification by Catalent.  Catalent shall indemnify, defend and hold harmless Client, its Affiliates, and their respective directors, officers, employees, agents and representatives (“Client Indemnitees”) from and against any and all suits, claims, losses, demands, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and reasonable investigative costs) in connection with any suit, demand or action by any third party (collectively, “Losses”) to the extent arising out of or resulting from (A) any breach by Catalent of its representations, warranties or obligations set forth in this Agreement, (B) any negligence or willful misconduct by Catalent; (C) any failure by Catalent to comply with Applicable Laws in the performance of this Agreement; or (D) any actual or alleged infringement or violation of any third party patent, trade secret, copyright, trademark or other proprietary rights by the Softgel Technology or other information provided by Catalent; in each case except to the extent that any of the foregoing arises out of or results from any Client Indemnitee’s negligence, willful misconduct or breach of this Agreement.

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

13.2        Indemnification by Client.  Client shall indemnify, defend, and hold harmless Catalent, its Affiliates, and their respective directors, officers and employees (“Catalent Indemnitees”) from and against any and all Losses to the extent arising out of or resulting from (A) any breach by Client of its representations, warranties or obligations set forth in this Agreement, (B) any negligence or willful misconduct by Client; (C) any failure by Client to comply with Applicable Laws in the performance of this Agreement; (D) any actual or alleged infringement or violation of any third party patent, trade secret, copyright, trademark or other proprietary rights by the Free Fatty Acid Technology or other information provided by Client, including Client-supplied Materials, (E) the handling, possession, marketing, distribution, promotion, sale or use of Product by Client or its Affiliates, or (F) the manufacturing of Product by Catalent in compliance with this Agreement and the Technical Quality Agreement (including in compliance with the Specifications); in each case except to the extent that any of the foregoing arises out of or results from any Catalent Indemnitee’s negligence, willful misconduct or breach of this Agreement.

13.3        Indemnification Procedures.  All indemnification obligations in this Agreement are conditioned upon the indemnified party (A) promptly notifying the indemnifying party of any claim or liability of which the indemnified party becomes aware (including a copy of any related complaint, summons, notice or other instrument); provided, that failure to provide such notice within a reasonable period of time shall not relieve the indemnifying party of any of its obligations hereunder except to the extent the indemnifying party is prejudiced by such failure, (B) allowing the indemnifying party, if the indemnifying party so requests, to conduct and control the defense of any such claim or liability and any related settlement negotiations (at the indemnifying party’s expense), (C) cooperating with the indemnifying party in the defense of any such claim or liability and any related settlement negotiations (at the indemnifying party’s expense) and (D) not compromising or settling any claim or liability without prior written consent of the indemnifying party, which consent may not be unreasonably withheld, conditioned or delayed.

ARTICLE 14

LIMITATIONS OF LIABILITY

14.1        EXCEPT IN CASES OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, CATALENT SHALL HAVE NO LIABILITY UNDER THIS AGREEMENT FOR ANY AND ALL CLAIMS FOR LOST, DAMAGED OR DESTROYED CLIENT-SUPPLIED MATERIALS, WHETHER OR NOT SUCH CLIENT-SUPPLIED MATERIALS ARE INCORPORATED INTO PRODUCT.

14.2        EXCEPT IN CASES OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, CATALENT’S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED […***…].

14.3        NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR LOSS OF REVENUES, PROFITS OR DATA ARISING OUT OF PERFORMANCE UNDER THIS

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

14.4        AGREEMENT, WHETHER IN CONTRACT OR IN TORT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 15

INSURANCE

15.1        Each party shall, at its own cost and expense, obtain and maintain in full force and effect during the Term the following:  (A) Commercial General Liability Insurance with a per-occurrence limit of not less than […***…]; (B) Products and Completed Operations Liability Insurance with a per-occurrence limit of not less than […***…]; (C) Workers’ Compensation Insurance with statutory limits and Employers Liability Insurance with limits of not less than […***…]; and (D) All Risk Property Insurance, including transit coverage, in an amount equal to the full replacement value of its property while in, or in transit to, a Catalent facility as required under this Agreement.  Each party may self-insure all or any portion of the required insurance […***…].  Each required insurance policy, other than self-insurance, shall be obtained from an insurance carrier with an A.M. Best rating of at least A- VII.  If any of the required policies of insurance are written on a claims made basis, such policies shall be maintained throughout the Term […***…].  Each party shall obtain a waiver of subrogation clause from its property insurance carriers in favor of the other party.  Each party shall be named as an additional insured within the other party’s products liability insurance policies; provided, that such additional insured status will apply solely to the extent of the insured party’s indemnity obligations under this Agreement.  Such waivers of subrogation and additional insured status obligations will operate the same whether insurance is carried through third parties or self-insured. Upon the other party’s written request from time to time, each party shall promptly furnish to the other party a certificate of insurance or other evidence of the required insurance.

ARTICLE 16

TERM AND TERMINATION

16.1        Term.  This Agreement shall commence on the Effective Date and shall continue until the end of the sixth year following the Commencement Date (the “Initial Term”) unless earlier terminated in accordance with Section 16.2 (as may be extended in accordance with this Section, the “Term”).  The Term shall automatically be extended for successive 1-year periods unless and until one party gives the other party at least 12 months’ prior written notice of its desire to terminate as of the end of the then-current Term.

16.2        Termination.  This Agreement may be terminated immediately without further action:

A.            by either party if the other party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver, administrative receiver, trustee or administrator, or makes an assignment for the benefit of creditors, or suffers or permits the entry of any order adjudicating it to be bankrupt or insolvent

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

and such order is not discharged within 30 days, or takes any equivalent or similar action in consequence of debt in any jurisdiction; or

B.            by either party if the other party materially breaches any of the provisions of this Agreement and such breach is not cured within 60 days after the giving of written notice requiring the breach to be remedied; provided, that in the case of a failure of Client to make payments in accordance with the terms of this Agreement, Catalent may terminate this Agreement if such payment breach is not cured within 10 days of receipt of notice of non-payment from Catalent.

16.3        Effect of Termination.  Expiration or termination of this Agreement shall be without prejudice to any rights or obligations that accrued to the benefit of either party prior to such expiration or termination.  In the event of a termination or expiration of this Agreement:

A.            Catalent shall promptly return to Client, at Client’s expense and direction, any remaining inventory of Product or Client-supplied Materials, provided, that all outstanding invoices have been paid in full;

B.            Client shall pay Catalent all invoiced amounts outstanding hereunder, plus, upon receipt of invoice therefor, for any (i) Product that has been shipped pursuant to Purchase Orders but not yet invoiced, (ii) Product Processed pursuant to Purchase Orders that has been completed but not yet shipped, and (iii) in the event that this Agreement is terminated for any reason other than by Client pursuant to Section 16.2(A) or (B), or by Catalent pursuant to Section 16.2(C), all Product in process of being Processed pursuant to Purchase Orders (or, alternatively, Client may instruct Catalent to complete such work in process, and the resulting completed Product shall be governed by clause (ii)).  Neither party hereto will be released from any liability or obligation which at the time of such termination has already accrued or which thereafter accrues from a breach or default prior to such termination, nor affect in any way the survival of any other right, duty or obligation of either party hereto which is expressly stated elsewhere in this Agreement to survive such termination; and

C.            in the event that this Agreement is terminated for any reason other than by Client pursuant to Section 16.2(A) or (B), or by Catalent pursuant to Section 16.2(C), Client shall pay Catalent for all costs and expenses incurred, and all noncancellable commitments made, in connection with Catalent’s performance of this Agreement, so long as such costs, expenses or commitments were made by Catalent consistent with Client’s most recent Firm Commitment.

16.4        Survival.  The rights and obligations of the parties shall continue under Articles 11 (Intellectual Property), 13 (Indemnification), 14 (Limitations of Liability), 17 (Notice), 18 (Miscellaneous); under Articles 10 (Confidentiality and Non-Use) and 15 (Insurance), in each case to the extent expressly stated therein; and under Sections 7.4 (Payment Terms), 7.6 (Taxes), 7.7 (Client and Third Party Expenses), 9.1 (Recordkeeping), 9.5 (Recall), 12.3 (Limitations on Warranties), 16.3 (Effect of Termination) and 16.4 (Survival), in each case in accordance with their respective terms if applicable, notwithstanding expiration or termination of this Agreement.

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

ARTICLE 17

NOTICE

All notices and other communications hereunder shall be in writing and shall be deemed given:    (A) when delivered personally or by hand; (B) when delivered by facsimile transmission (receipt verified); (C) when received or refused, if sent by registered or certified mail (return receipt requested), postage prepaid; or (D) when delivered, if sent by express courier service; in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

To Client:	Omthera Pharmaceuticals, Inc.
707 State Road
Princeton, NJ 08540
Attn: Ben Machielse, Executive VP and Chief Operating Officer

With a copy to:	Goodwin Procter LLP
Attn: Kingsley L. Taft
Exchange Place
53 State Street
Boston, MA 02109

To Catalent:	Catalent Pharma Solutions GmbH
Riedstrasse 1
6330 Cham
Switzerland
Attn: Business Manager
Facsimile: +41 41 747 4277

With a copy to:	Catalent Pharma Solutions
14 Schoolhouse Road
Somerset, NJ 08873
USA
Attn: General Counsel (Legal Department)
Facsimile: 732-537-6491

ARTICLE 18

MISCELLANEOUS

18.1        Entire Agreement; Amendments.  This Agreement, together with the Technical  Quality Agreement, constitutes the entire understanding between the parties, and supersedes any contracts, agreements or understandings (oral or written) of the parties, with respect to the subject matter hereof.  For the avoidance of doubt, this Agreement does not supersede (a) the Letter of Intent dated Nov. 29, 2011 between Catalent and Client or (b) any existing generally applicable confidentiality agreement between the parties as it relates to time periods prior to the date hereof or to business dealings not covered by this Agreement.  No term of this Agreement

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

may be amended except upon written agreement of both parties, unless otherwise expressly provided in this Agreement.

18.2        Captions; Certain Conventions.  The captions in this Agreement are for convenience only and are not to be interpreted or construed as a substantive part of this Agreement.  Unless otherwise expressly provided herein or the context of this Agreement otherwise requires, (A) words of any gender include each other gender, (B) words such as “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (C) words using the singular shall include the plural, and vice versa, (D) the words “include(s)” and “including” shall be deemed to be followed by the phrase “but not limited to”, “without limitation” or words of similar import, (E) the word  “or” shall be deemed to include the word “and” (e.g., “and/or”) and (F) references to “Article,” “Section,” “subsection,” “clause” or other subdivision, or to an Attachment or other appendix, without reference to a document are to the specified provision or Attachment of this Agreement.  This Agreement shall be construed as if it were drafted jointly by the parties.

18.3        Further Assurances.  The parties agree to execute, acknowledge and deliver such further instruments and to take all such other incidental acts as may be reasonably necessary or appropriate to carry out the purpose and intent of this Agreement.

18.4        No Waiver.  Failure by either party to insist upon strict compliance with any term of this Agreement in any one or more instances will not be deemed to be a waiver of its rights to insist upon such strict compliance with respect to any subsequent failure.

18.5        Severability.  If any term of this Agreement is declared invalid or unenforceable by a court or other body of competent jurisdiction, the remaining terms of this Agreement will continue in full force and effect.

18.6        Independent Contractors.  The relationship of the parties is that of independent contractors, and neither party will incur any debts or make any commitments for the other party except to the extent expressly provided in this Agreement.  Nothing in this Agreement is intended to create or will be construed as creating between the parties the relationship of joint ventures, co-partners, employer/employee or principal and agent.  Neither party shall have any responsibility for the hiring, termination or compensation of the other party’s employees or contractors or for any employee benefits of any such employee or contractor.

18.7        Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of the parties, their successors and permitted assigns.  Neither party may assign this Agreement, in whole or in part, without the prior written consent of the other party, except that either party may, without the other party’s consent (but subject to prior written notice), assign this Agreement in its entirety to an Affiliate or to a successor to all or substantially all of the business or assets of the assigning party or the assigning party’s business unit responsible for performance under this Agreement.

18.8        No Third Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any person or entity other than the parties named herein and their respective successors and permitted assigns.

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

18.9        Governing Law.  This Agreement shall be governed by and construed under the laws of the State of New Jersey, USA, excluding its conflicts of law provisions.  The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

18.10      Alternative Dispute Resolution.  Any dispute that arises between the parties in connection with this Agreement shall first be presented to the senior executives of the parties for consideration and resolution.  If such executives cannot reach a resolution of the dispute within a reasonable time, then such dispute shall be resolved by binding alternative dispute resolution in accordance with the then existing commercial arbitration rules of CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, NY 10017.  Arbitration shall be conducted in the jurisdiction of the defendant party, in the English language.

18.11      Prevailing Party.  In any dispute resolution proceeding between the parties in connection with this Agreement, the prevailing party will be entitled to recover its reasonable attorney’s fees and costs in such proceeding from the other party.

18.12      Equitable Remedies.  The parties acknowledge and agree that the provisions set forth in Articles 10 and 11 of this Agreement are reasonable and necessary to protect the legitimate interests of to the other party and that money damages may not be adequate to protect such rights.  Thus, each party acknowledges that the other party would have the right to seek preliminary and permanent injunctive relief, without the necessity of proving irreparable injury or actual damages and without the necessity of having to post a bond.

18.13      Publicity.  Neither party will make any press release or other public disclosure regarding this Agreement or the transactions contemplated hereby without the other party’s express prior written consent.  Notwithstanding the foregoing, each party shall have the right to disclose confidential information of the other party in order to comply with Applicable Laws, including any securities laws or regulations or rules of a securities exchange, including, without limitation, the Securities and Exchange Commission, the New York Stock Exchange (NYSE), or National Association of Securities Dealers (NASD)); provided that, where reasonably possible, the disclosing party shall notify, including by e-mail, the other party of the disclosing party’s intent to make any disclosure sufficiently prior to making such disclosure so as to allow the other party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed; and provided, further, that the disclosing party shall use commercially reasonable efforts to provide a copy of the relevant wording relating to the Agreement, or any term or condition thereof to the other Party prior to the disclosure thereof and permit the other party to have a reasonable time period to review and comment on the proposed disclosure or filing that relates to this Agreement (including the right to request redaction of material terms to the extent permitted by Applicable Law), and the disclosing party will consider in good faith any reasonable comments thereon provided by the other party.

18.14      Right to Dispose and Settle.  If Catalent requests in writing from Client direction with respect to disposal of any inventories of Product, Client-supplied Materials, equipment, samples or other items belonging to Client and is unable to obtain a response from Client within a reasonable time period after making reasonable efforts to do so, Catalent shall be entitled in its sole discretion to (A) dispose of all such items and (B) set-off any and all amounts due to Catalent or any of its Affiliates from Client against any credits Client may hold with Catalent or any of its Affiliates.

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

18.15      Force Majeure.  Except as to payments required under this Agreement, neither party shall be liable in damages for, nor shall this Agreement be terminable or cancelable by reason of, any delay or default in such party’s performance hereunder if such default or delay is caused by events beyond such party’s reasonable control, including acts of God, law or regulation or other action or failure to act of any government or agency thereof, war or insurrection, civil commotion, destruction of production facilities or materials by earthquake, fire, flood or weather, labor disturbances, epidemic or failure of suppliers, vendors, public utilities or common carriers;  provided, that the party seeking relief under this Section shall immediately notify the other party of such cause(s) beyond such party’s reasonable control.  The party that may invoke this Section shall use commercially reasonable efforts to reinstate its ongoing obligations to the other party as soon as practicable.  If the cause(s) shall continue unabated for 180 days, then both parties shall meet to discuss and negotiate in good faith what modifications to this Agreement should result from such cause(s).

18.16      Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.  Any photocopy, facsimile or electronic reproduction of the executed Agreement shall constitute an original.

[Signature page follows]

***Confidential Treatment Requested

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement effective as of the Effective Date.

CATALENT PHARMA SOLUTIONS GmbH		OMTHERA PHARMACEUTICALS, INC.

Signature:	/s/ Aris Gennadios	Signature:	/s/Jerry Wisler

Name: Aris Gennadios		Name: Jerry Wisler

Title: VP & GM, Pharmaceutical Softgel		Title: President & CEO

***Confidential Treatment Requested

Signature Page to Softgel Commercial Supply Agreement

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

ATTACHMENT A

SPECIFICATIONS

I.             Client-Supplied Materials (and associated specifications)

II.            Product Specifications (including Batch size)

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

ATTACHMENT B

UNIT PRICING, FEES AND MINIMUM REQUIREMENT

[…***…]

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

[…***…]

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

MINIMUM REQUIREMENT

[…***…].

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

ATTACHMENT C

APPLICABLE LAWS

CATALENT

Applicable Laws means, with respect to Catalent, all laws, ordinances, rules and regulations of the countries in accordance with the below schedule applicable to the Facility, as the context requires under this Agreement, as amended from time to time, including cGMP promulgated by the Regulatory Authorities of the applicable country.

Catalent Facility	Applicable Laws of the Catalent Facility
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…]

CLIENT

Applicable Laws means, with respect to Client, all laws, ordinances, rules and regulations of any country where Client conducts business related to the Products, as amended from time to time.

***Confidential Treatment Requested